UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 1, 2017

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Prudential Bancorp, Inc. (the “Company”) on January 3, 2017 reporting the completion on January 1, 2017 of the acquisition of Polonia Bancorp, Inc. (“Polonia”) and its wholly owned subsidiary, Polonia Bank, pursuant to the terms of the Agreement and Plan of Merger dated as of June 2, 2016 by and between the Company and Polonia, to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with regard to the acquisition of Polonia by the Company.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

(i)     The audited consolidated financial statements of Polonia as of December 31, 2015 and 2014 are incorporated as Exhibit 99.2 (incorporated into this Item 9.01(a) by reference to the Company’s Registration Statement on Form S-4, as amended, initially filed with the Securities and Exchange Commission (the “SEC”) on July 22, 2016.)

(ii)    The unaudited statement of financial condition of Polonia as of September 30, 2016, and the unaudited consolidated statements of income (loss) for the nine months ended September 30, 2016 and 2015, the unaudited consolidated statements of comprehensive income (loss) for the nine months ended September 30, 2016 and 2015, the unaudited consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2016 and the unaudited consolidated statements of cash flows for the nine months ended September 30, 2016 and 2015 and the related notes thereto are filed herewith as Exhibit 99.3 and incorporated into this Item 9.01(a) by reference thereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed consolidated statement of financial condition as of December 31, 2016 and the unaudited combined condensed consolidated statements of operations for the three months ended December 31, 2016 required by this item are incorporated are filed herewith as Exhibit 99.4 and are incorporated into this Item 9.01(b) by reference thereto.

(c)	Not applicable.

(d)	The following exhibits are included with this Report:

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Exhibit No.	Description
2.1	Agreement and Plan of Merger dated June 2, 2016 by and between Prudential Bancorp, Inc. and Polonia Bancorp, Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated as of June 2, 2016 filed on June 2, 2016 and incorporated herein by reference)

23.1	Consent of S.R. Snodgrass, P.C.

99.1	Press release dated January 3, 2017 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated as of January 3, 2017 and filed on January 3, 2017 and incorporated herein by reference)

99.2	Audited consolidated financial statements of Polonia of December 31, 2015 and 2014 (incorporated herein by reference to the Company’s Registration Statement on Form S-4, as amended, initially filed with the SEC on July 22, 2016)

99.3	Unaudited consolidated statement of financial condition of Polonia as of September 30, 2016, and the unaudited consolidated statements of income(loss) for the nine months ended September 30, 2016 and 2015, unaudited consolidated statements of comprehensive income(loss) for the nine-months ended September 30, 2016 and 2015, the unaudited consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2016 and the unaudited consolidated statements of cash flows for the nine months ended September 30, 2016 and 2015

99.4	Unaudited pro forma combined condensed statement of financial condition as of December 31, 2016 and the unaudited pro forma combined condensed consolidated statement of operations for the three months ended December 31, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/ Jack E. Rothkopf
	Name:	Jack E. Rothkopf
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: March 17, 2017

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated June 2, 2016 by and between Prudential Bancorp, Inc. and Polonia Bancorp, Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated as of June 2, 2016 filed on June 2, 2016 and incorporated herein by reference)

23.1	Consent of S.R. Snodgrass, P.C.

99.1	Press release dated January 3, 2017 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated as of January 3, 2017 and filed on January 3, 2017 and incorporated herein by reference)

99.2	Audited consolidated financial statements of Polonia of December 31, 2015 and 2014 (incorporated herein by reference to the Company’s Registration Statement on Form S-4, as amended, initially filed with the SEC on July 22, 2016)

99.3	Unaudited consolidated statement of financial condition of Polonia as of September 30, 2016, and the unaudited consolidated statements of income(loss) for the nine months ended September 30, 2016 and 2015, unaudited consolidated statements of comprehensive income(loss) for the nine-months ended September 30, 2016 and 2015, the unaudited consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2016 and the unaudited consolidated statements of cash flows for the nine months ended September 30, 2016 and 2015

99.4	Unaudited pro forma combined condensed statement of financial condition as of December 31, 2016 and the unaudited pro forma combined condensed consolidated statement of operations for the three months ended December 31, 2016

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